UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 7, 2013, Validus Holdings, Ltd. (the “Company”) issued the Press Release attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the appointment of Romel Salam as the Company's new Chief Risk Officer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release dated March 7, 2013 announcing the appointment of Romel Salam as the Company's new Chief Risk Officer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2013

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President and General Counsel